Exhibit 10.13(b)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 1 TO THE LICENSE AGREEMENT

Dated February 25, 2015

This Amendment No. 1 (“Amendment”) is made the 5th day of November, 2015

Between:

(1)                                 Vernalis (R&D) Limited whose principal place of business is 100 Berkshire Place, Wharfedale Road, Winnersh, Berkshire, RG41 5RD, UK (“Vernalis”); and

(2)                                 Corvus Pharmaceuticals, Inc. whose principal place of business is at 863 Mitten Road, Suite 102, Burlingame, CA 94010, USA (“Corvus”).

Whereas:

(A)                               The Parties have entered into a License Agreement as of February 25, 2015 (the “License Agreement”), under which Vernalis granted to Corvus an exclusive license under its intellectual property rights covering the Adenosine Receptor Antagonists ([***]) to Develop and Commercialise the Adenosine Receptor Antagonists ([***]) as a means of diagnosing, preventing or treating human diseases or conditions.

(B)                               The Parties now wish to amend the License Agreement to include the transfer of ownership from Vernalis to Corvus of pre-clinical data, samples and materials relating to V81444 held at contract research organisations listed on Exhibit A hereto (hereinafter referred to as “Data”).

It is now agreed as follows:

1.                                      [***] following the signature of this Amendment, Vernalis shall transfer to Corvus the ownership and management of all Data.  To effect the foregoing, Vernalis hereby assigns to Corvus all of Vernalis’ right, title and interest in and to the Data and all physical and electronic embodiments thereof.

2.                                      The Parties agree that should Vernalis become aware of any additional pre-clinical data, samples and materials relating to V81444 being held at contract research organisations, these shall be transferred to Corvus on the same terms and conditions as set out herein.

3.                                      The Parties agree that neither the technology, information, reports, filings and other items which were transferred to Corvus under Clause 3.1(a) or 3.1(c) of the License Agreement, nor the Data transferred hereunder, [***].  If such other Party, within [***] after [***].

5 November 2015

4.                                      Save as expressly provided herein, all terms and conditions of the License Agreement remain in full force and effect.  Any capitalised terms not defined herein shall have the meaning stated in the License Agreement.

5.                                      The Parties may execute this Amendment in multiple counterparts, each of which shall be an original and all of which together shall constitute, together with the License Agreement, one legal instrument.

In witness whereof the Parties have executed this Amendment as of the date first written above:

Signed by Kevin

Title Company Secretary

Date 5th November, 2015

For and on behalf of Vernalis (R&D) Limited	/s/ Kevin Kissane

Signed by Richard Miller

Title  CEO

Date Nov, 5 2015

For and on behalf of Corvus Pharmaceuticals, Inc.	/s/ Richard Miller

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5 November 2015

Exhibit A

Data

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5 November 2015